UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

PERFICIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15169 (Commission File Number)	74-2853258 (IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3
Austin, Texas 78746
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code:
(512) 531-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01. Entry into a Material Definitive Agreement.

On June 29, 2006, Perficient, Inc. (the “Company”) entered into an Amendment to its Amended and Restated Loan and Security Agreement by and among Silicon Valley Bank, KeyBank National Association, Perficient Genesis, Inc., Perficient Canada Corp., Perficient Meritage, Inc., Perficient Zettaworks, Inc. Perficient iPath, Inc., Perficient Vivare, Inc., Perficient Bay Street, LLC and Perficient Insolexen, LLC (the “Amendment”). The Amendment amends the Amended and Restated Loan and Security Agreement dated as of June 3, 2005 (the “Loan Agreement”) by, among other things (i) increasing the amount available to be borrowed under the Revolving Line (as defined in the Loan Agreement) to $25.0 million from $15.0 million, (ii) increasing the amount available to be borrowed under the Acquisition Line (as defined in the Loan Agreement) to $25.0 million from $10.0 million and (iii) continuing to carry the existing term debt outstanding of approximately $2.1 million.

The foregoing description of the Amendment is qualified, in its entirety, by reference to the specific terms and provisions of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On June 29, 2006, the Company issued a press release announcing entry into the Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

EXHIBIT NO.	DESCRIPTION

Exhibit 10.1	Amendment to Amended and Restated Loan and Security Agreement, dated as of June 29, 2006, by and among Silicon Valley Bank, KeyBank National Association, Perficient, Inc., Perficient Genesis, Inc., Perficient Canada Corp., Perficient Meritage, Inc., Perficient Zettaworks, Inc. Perficient iPath, Inc., Perficient Vivare, Inc., Perficient Bay Street, LLC and Perficient Insolexen, LLC

Exhibit 99.1	Press Release dated June 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Dated July 5, 2006	/s/ Michael D. Hill
Michael D. Hill
Chief Financial Officer

PERFICIENT, INC.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Amendment to Amended and Restated Loan and Security Agreement, dated as of June 29, 2006, by and among Silicon Valley Bank, KeyBank National Association, Perficient, Inc., Perficient Genesis, Inc., Perficient Canada Corp., Perficient Meritage, Inc., Perficient Zettaworks, Inc. Perficient iPath, Inc., Perficient Vivare, Inc., Perficient Bay Street, LLC and Perficient Insolexen, LLC

Exhibit 99.1	Press Release dated June 29, 2006